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      As filed with the Securities and Exchange Commission on May 27, 2004.

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(B) OR 12(G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        ARPEGGIO ACQUISITION CORPORATION
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                DELAWARE                                 20-0953973
----------------------------------------    ------------------------------------
(State of Incorporation or Organization)    (I.R.S. Employer Identification No.)


    10 EAST 53RD STREET, 36TH FLOOR
           NEW YORK, NEW YORK                              10022
----------------------------------------                 ----------
(Address of Principal Executive Offices)                 (Zip Code)

If this form relates to the registration    If this form relates to the
of a class of securities pursuant to        registration of a class of
Section 12(b) of the Exchange Act and is    securities  pursuant to Section
effective pursuant to General Instruction   12(g) of the Exchange Act and is
A.(c), please check the following box.[ ]   effective pursuant to General
                                            Instruction A.(c), please check the
                                            following box. [X]


Securities Act registration statement file number to which this form relates:

   333-114816
---------------
(If applicable)


Securities to be registered pursuant to Section 12(b) of the Act:

----------------------------------------------------------


         Title of Each Class                  Name of Each Exchange on Which
          to be Registered                    Each Class is to be Registered
-------------------------------------     --------------------------------------


Securities to be registered pursuant to Section 12(g) of the Act:

                                      UNITS
--------------------------------------------------------------------------------
                                (Title of Class)

                         COMMON STOCK, $.0001 PAR VALUE
--------------------------------------------------------------------------------
                                (Title of Class)


                         COMMON STOCK PURCHASE WARRANTS
--------------------------------------------------------------------------------
                                (Title of Class)



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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The information required by this item is contained under the heading "Description of Securities" in the registration statement to which this Form 8-A relates (File No. 333-114816). This information is incorporated herein by reference.

ITEM 2.  INDEX TO EXHIBITS.

*3.1     Certificate of Incorporation
*3.2     By-Laws
*4.1     Specimen Unit Certificate
*4.2     Specimen Common Stock Certificate
*4.3     Specimen Warrant Certificate
*4.4     Form of Unit Purchase Option to be granted to Representative
*4.5 Form of Warrant Agreement between Continental Stock Transfer and Trust Company and the Registrant

     * Incorporated by reference from the Company's Registration Statement on Form S-1, as amended, which was initially filed with the Securities and Exchange Commission on April 23, 2004.



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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



                                            ARPEGGIO ACQUISITION CORPORATION


Date:  May 27, 2004                         By: /s/ Eric S. Rosenfeld
                                                ----------------------
                                                Eric S. Rosenfeld
                                                Chairman















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